VAN KAMPEN TRUST FOR INSURED MUNICIPALS
                         ITEM 77(O) 10F-3 TRANSACTIONS
                        MAY 1, 2008 -- OCTOBER 31, 2008


                                                                   Amount of     % of
                                        Offering       Total         Shares     Offering   % of Funds
   Security      Purchase/    Size of   Price of     Amount of      Purchased   Purchased     Total                     Purchased
   Purchased     Trade Date  Offering    Shares       Offering       by Fund     by Fund     Assets       Brokers         From
---------------  ----------  --------   --------   ------------    ----------   ---------   ---------    -----------   -------------
  The School      05/15/08      -       $104.00    $538,305,000    $400,000      0.19%       0.44%       Goldman,      Goldman Sachs
   Board of                                                                                              Sachs &
  Miami-Dade                                                                                             Co., Morgan
County, Florida                                                                                          Stanley,
                                                                                                         Citi,
                                                                                                         JPMorgan,
                                                                                                         M.R. Beal &
                                                                                                         Company,
                                                                                                         Ramirez &
                                                                                                         Co., Inc.,
                                                                                                         UBS
                                                                                                         Investment
                                                                                                         Bank,
                                                                                                         Siebert
                                                                                                         Brandford
                                                                                                         Shank & Co.

  The School      05/15/08      -       $103.12    $538,305,000    $600,000      0.19%       0.44%       Goldman,      Goldman Sachs
   Board of                                                                                              Sachs &
  Miami-Dade                                                                                             Co., Morgan
County, Florida                                                                                          Stanley,
                                                                                                         Citi,
                                                                                                         JPMorgan,
                                                                                                         M.R. Beal &
                                                                                                         Company,
                                                                                                         Ramirez &
                                                                                                         Co., Inc.,
                                                                                                         UBS
                                                                                                         Investment
                                                                                                         Bank,
                                                                                                         Siebert
                                                                                                         Brandford
                                                                                                         Shank & Co.